UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2015

CNL GROWTH PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54686	26-3859644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Special Distribution Declared

On February 9, 2015, the board of directors of CNL Growth Properties, Inc. (the “Company”) declared a special distribution in the amount of $1.30 per share payable to the holders of record of the Company’s common stock as of the close of business on February 9, 2015 (the “Special Distribution”). The Special Distribution is payable in cash and will be funded from the proceeds of refinancings and asset sales, such as the January 15, 2015 sale of the Company’s interest in the 258-unit Class A garden-style multifamily community located in Mount Pleasant, Charleston County, South Carolina (the “Long Point Property”). The Company expects to pay the Special Distribution on or about February 24, 2015. The sale of the Long Point Property represents the Company’s first disposition of one of its multifamily assets. For more information about the sale of the Long Point Property, see the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “Commission”) on January 20, 2015.

This Special Distribution will be included in each stockholder’s Form 1099 for the year ending December 31, 2015. The Company anticipates the Special Distribution will constitute a return of capital; however, the tax determination of the Special Distribution will be based on the taxable results for the year-ending December 31, 2015. Stockholders are advised to consult their tax advisors regarding the tax consequences of the Special Distributions in light of his or her particular investment or tax circumstances.

Revised Estimate of Net Asset Value

On January 13, 2015, the Company’s board of directors approved an estimated net asset value per share of the Company’s common stock of $10.63 (the “2014 NAV”), which was based on the Company’s projected balance sheet as of December 31, 2014. Subsequently, on February 9, 2015, the board of directors revised the Company’s 2014 NAV to take into account the Company’s actual balance sheet as of December 31, 2014, and to give effect to the Special Distribution. The Company’s board of directors concluded the Special Distribution, together with various reconciliations relating to the Company’s actual balance sheet at December 31, 2014, will have the effect of reducing the 2014 NAV by $1.23 per share to $9.40 per share as of the date of the payment of the Special Distribution (the “Revised 2014 NAV”). The Company is providing the Revised 2014 NAV to assist broker-dealers that participated in the Company’s public offerings in meeting their customer account statement reporting obligations under National Association of Securities Dealers Conduct Rule 2340, as required by the Financial Industry Regulatory Authority.

The Revised 2014 NAV is based upon an addendum dated February 6, 2015 (the “February Addendum”), prepared by CBRE Capital Advisors, Inc., the Company’s independent investment banking firm (“CBRE Cap”) to their valuation report dated January 9, 2015 (the “January Valuation Report”). The February Addendum to the January Valuation Report, and the board of director’s determination of the Company’s Revised 2014 NAV were conducted in accordance with the Company’s valuation policy and the provisions of Practice Guideline 2013–01, Valuations of Publicly Registered Non-Listed REITs, issued by the Investment Program Association effective May 1, 2013, and gives effect to the consummation of the sale of the Long Point Property and the Company’s actual balance sheet as of December 31, 2014. CBRE Cap is not responsible for the board of director’s determination of the Company’s 2014 NAV or the Revised 2014 NAV. For additional information about the board of directors’ determination of the 2014 NAV, see the Company’s Current Report on Form 8-K filed with the Commission on January 20, 2015.

The following table summarizes the material components of the Company’s determination of the original 2014 NAV on January 13, 2015, and the material components of the Company’s Revised 2014 NAV giving effect to: (i) the Company’s actual balance sheet at December 31, 2014, (ii) the consummation of the sale of the Long Point Property, and (iii) the Special Distribution:

Table of Value Estimates for Components of Net Asset Value

(Approximate $ in 000’s, except per share value)

	Revised 2014 NAV	Revised NAV Per Share	Original 2014 NAV	Original 2014 NAV Per Share	Change in Estimated NAV Per Share
Present value of equity in operating assets and development projects (1)	$187,106	$8.31	$199,439	$8.85	($0.54)
Cash and cash equivalents (2)	31,429	1.40	46,854	2.08	(0.68)
Other assets	378	0.02	638	0.03	(0.01)
Accounts payable and other accrued expenses	(3,985)	(0.18)	(4,607)	(0.20)	0.02
Other liabilities	(1,505)	(0.07)	(1,492)	(0.07)	—

Net asset value before incentive fees	$213,423	$9.47	$240,832	$10.69	($1.22)

Subordinated incentive fees payable to the Advisor(3)	(1,674)	(0.07)	(1,393)	(0.06)	(0.01)

Net Asset Value	$211,749	$9.40	$239,439	$10.63	($1.23)

(1)	The present value of equity for the original 2014 NAV included the Long Point Property as an asset held for sale. The present value of equity for the Revised 2014 NAV is adjusted for the sale of the Long Point Property.
(2)	Cash and cash equivalents for the Revised 2014 NAV is net of the Special Distribution.
(3)	Assumes a hypothetical liquidation event at December 31, 2014 and for the applicable valuation amount.

Communications with Stockholders

A copy of the form of correspondence to be furnished to the Company’s stockholders regarding the Special Distribution and the Revised 2014 NAV is filed with this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

Statements contained herein that are not statements of historical or current fact may constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbor created by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance in connection with discussions of future operating or financial performance, business strategy and portfolios, projected growth prospects, cash flows, costs and financing needs, legal proceedings, amount and timing of anticipated future distributions, estimated per share net asset value of the Company’s common stock, and/or other matters. The Company’s forward-looking statements are not guarantees of future performance. While the Company’s management believes its forward-looking statements are reasonable, such statements are inherently susceptible to uncertainty and changes in circumstances. As with any projection or forecast, forward-looking statements are necessarily dependent on assumptions, data and/or methods that may be incorrect or imprecise, and may not be realized. The Company’s forward-looking statements are based on management’s current expectations and a variety of risks, uncertainties and other factors, many of which are beyond the Company’s ability to control or accurately predict. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company’s actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors. Given these uncertainties, the Company cautions you not to place undue reliance on such statements.

For further information regarding risks and uncertainties associated with the Company’s business, and important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the Company’s documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s quarterly reports on Form 10-Q, and the Company’s annual report on Form 10-K, copies of which may be obtained from the Company’s website at http://www.cnlgrowthproperties.com.

All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this cautionary note. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to, and expressly disclaims any obligation to, publicly release the results of any revisions to its forward-looking statements to reflect new information, changed assumptions, the occurrence of unanticipated subsequent events or circumstances, or changes to future operating results over time, except as otherwise required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Form of Letter to the Company’s Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 17, 2015		CNL GROWTH PROPERTIES, INC.
a Maryland corporation

	By:	/s/ Scott C. Hall
Scott C. Hall
Senior Vice President of Operations